SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K


                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)   November 7,  2005
                                                          ----------------------

                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


           California                   0-31080                 68-0434802
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 (State or other jurisdiction of      (Commission             (IRS Employer
         incorporation)               File Number)          Identification No.)


   1190 Airport Road, Suite 101, Napa, California            94558
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      (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   (707) 257-8585
                                                   -----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers

(c)      Appointment of Principal Officers


     Appointment of Patrick E. Phelan as Principal Financial Officer and Executive Officer and Summary of Principal Terms of Employment


Effective November 7, 2005, the Company hired Patrick E. Phelan to serve as Chief Financial Officer of North Bay Bancorp (the "Company"). At its regular meeting to be held later in November, the Board of Directors of the Company will appoint Mr. Phelan as Executive Vice President and Chief Financial Officer and as an executive officer of the Company for purposes of the reporting requirements under Section 16 of the 1934 Securities Exchange Act and Rule 16a-1(f) under the Act. As previously reported, President and CEO Terry L. Robinson will continue to act as Interim Chief Financial Officer until the Board meeting. Mr. Phelan received a signing bonus of $10,000. The initial base salary for Mr. Phelan is $175,000 per year. Conditioned on approval of the Board of Directors, the Company also plans to grant him incentive stock options for 5,000 shares of the Company's common stock.

Mr. Phelan will also be eligible to receive the following benefits:

     o Group medical and dental insurance effective the first day of the month following date of hire;

     o Group term life insurance and group disability insurance, effective the first day of the month following date of hire;

     o Participation in the Bank's profit sharing and 401(k) plans, for which you will be eligible the first of the month following 90-days of employment;

     o Paid Catastrophic leave (CAT) in accordance with the Company's policies as described in the Employee Handbook;

     o Five weeks Paid Time Off (PTO) per year, accrued on a pro-rata basis beginning the first day of the month following date of hire;

     o Flexible benefits plan (or "cafeteria plan") effective the first day of the month following date of hire.

Mr. Phelan, age 41, Chief Financial Officer, previously worked from January 2002 through January 2004 as Executive Vice President and Chief Financial Officer and served as a member of the Board of Directors of Business Bank of California, and from December 1998 through December 2001 as Executive Vice President and Chief Financial Officer and served as a member of the Board of Directors of Metro Commerce Bank. Since 2004, Mr. Phelan has been a bank consultant, private investor, and a proposed Board member for a Northern California bank in organization.

Mr. Phelan has no family relations with any other director or principal officer of the Company.

On November 9, 2005, the Company issued a press release announcing Mr. Phelan's appointment. A copy of the press release is attached to this Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits


(c) Exhibits

Exhibit 99.1 Press release dated November 9, 2005 announcing Mr. Phelan's appointment as Chief Financial Officer of North Bay Bancorp.


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


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 9, 2005           NORTH BAY BANCORP


                                  /s/ Terry L. Robinson
                                 ----------------------------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)



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